Exhibit 10.3
VERADERMICS, INCORPORATED
2021 STOCK PLAN
I.    GENERAL
1.1    Purpose.
The purpose of this equity incentive plan (the “Plan”) is to secure for VeraDermics, Incorporated, a Delaware corporation (the “Corporation”), and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and any affiliate of the Corporation who are in a Business Relationship with the Corporation and are expected to contribute to the Corporation’s future growth and success. The Plan permits grants of options to purchase shares of Common Stock and awards of shares of Common Stock. Those provisions of the Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options.
Capitalized but otherwise undefined terms herein shall have the meanings ascribed to them in Section 6.16 hereof
1.2    Plan Administration: General.
(a)    Administration. The Plan shall be administered by the Board of Directors of the Corporation (the “Board of Directors”), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its discretion grant shares of Common Stock and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the respective option and share agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and share agreements and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or share agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3) delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board of Directors, and if the Committee is so appointed, all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated.
(b)    Options or Share Awards to Directors. Any director to whom an option or award of Common Stock is granted shall be ineligible to vote upon his or her option or share grant, but such option or share grant may be awarded to any such director by a vote of the remainder of the directors, except as limited below.
(c)    Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).
1.3    Eligibility.
(a)    General.  Options and shares of Common Stock may be granted to persons who are, at the time of grant, in a Business Relationship with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation or any affiliate of the Corporation (within the meaning of Section 340l(c) of the Code) at the time of the grant. A person who has been granted an option or shares of Common Stock may, if otherwise eligible, be granted additional options or shares of Common Stock if the Board of Directors shall so determine. For purposes of the Plan, the Business Relationship is considered as continuing during a period in which a recipient of a grant is on military or sick leave or other bona fide leave of absence, as long as the leave does not exceed 90 days, and a leave that lasts longer than 90 days shall not be considered an interruption of the Business Relationship if such recipient’s right to return to the Business Relationship is guaranteed by contract or statute.
(b)    Grants to Reporting Persons. From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option or shares of Common Stock, the timing of the option or share grant, the exercise price of the option and the number of shares subject to the grant or the option shall be determined either (i) by the Board of Directors or (ii) by a committee consisting of two or more Non-Employee Directors having full authority to act in the matter.
1.4    Stock Subject to Plan.
The shares of Common Stock or the stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 6.2, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 2,656,395 shares, inclusive of a maximum of 2,656,395 shares of Common Stock which may be issued through Incentive Stock Options. If any shares of Common Stock granted under the Plan are reacquired by the Corporation or forfeited or if an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, such reacquired or forfeited shares or unpurchased shares subject to such option shall again be available for subsequent option or share grants under the Plan.

1.5    Option and Share Agreements.
(a)    Agreements. As a condition to the grant of shares of Common Stock or an option under the Plan, each recipient of shares of Common Stock or an option shall execute a share or an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such share or option agreements may differ among recipients.
(b)    Additional Provisions. The Board of Directors may, in its discretion, include additional provisions in option or share agreements covering options or shares of Common Stock granted under the Plan, including, without limitation, clawbacks of awards and the income and gains realized on the exercise or vesting of awards and on the disposition of shares received on exercise or vesting of awards; forfeitures and clawbacks of awards for violation of noncompetition, nonsolicitation and nondisclosure covenants; restrictions on transfer; repurchase rights and obligations; drag along and tag along rights and obligations; rights of first refusal; the method of payment of the exercise or purchase price; the method of payment of any tax obligation on the grant, vesting or exercise of any award or the making of an election under Section 83(b) of the Code; commitments to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options; vesting schedules; and performance goals for the exercise or vesting of awards; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Subject to Applicable Requirements and the Plan, the Board of Directors in its exclusive discretion may: (i) provide that partial attainment of performance goals will result in partial payment or vesting; and (ii) establish a schedule of payment or vesting corresponding to one or more levels of attainment of performance goals.
II.    OPTIONS
2.1    Types of Options.
Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation and may be either Incentive Stock Options or Non-Statutory Options.
2.2    Purchase of Options.
(a)    Exercise Price. The exercise price per share of stock deliverable upon the exercise of an option (each, an “Option Share”) shall be determined by the Board of Directors at the time of grant of such option; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of such stock at the time of grant of such option.
(b)    Payment of Exercise Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of shares of Common Stock of the Corporation having a Fair Market Value on the date of exercise no less than the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board), or (iii) by any combination of such methods of payment.
(c)    Cashless Exercise. Notwithstanding the prov1s1ons of Section 2.2(b) to the contrary, if approved by the Board of Directors and if the Fair Market Value of one share of Common Stock of the Corporation is greater than the exercise price on the date of exercise, in lieu of paying the exercise price in cash, an optionee may elect upon exercise to receive that number of shares of Common Stock of the Corporation equal to the value (as determined below) of a share to be exercised minus the exercise price by delivering notice of such election to the Corporation, in which event the Corporation shall issue to the optionee a number of shares of Common Stock of the Corporation computed using the following formula:
X=Y(A-B)
A
Where    X =    the number of shares of Common Stock to be issued to the optionee
Y =    the number of shares to be exercised
A =    the Fair Market Value of one share of the Corporation’s Common Stock (at the date of exercise)
B =    exercise price (as adjusted to the date of such calculation).
2.3    Exercise of Options.
(a)    Timing; Acceleration; Extension. Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Similarly, no option granted to a non-exempt employee under the Fair Labor Standards Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the option agreement, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, (ii) at any time prior to the complete termination of an option, accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, unless such acceleration would violate Section 422 of the Code, and/or (iii) extend the date or dates on which all or any particular option or options granted under the Plan may be exercised, unless such extension would cause the option grant or Plan to fail to comply with Sections 409A or 422 of the Code or with Rule 16b-3 (if applicable).

(b)    Fractional Shares. The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay, in lieu thereof, the Fair Market Value (determined as of the date of exercise) of such fractional share to the optionee or the optionee’s beneficiary or estate, as the case may be.
(c)    Expiration of Options. Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement; provided that such date shall not be later than ten years after the date on which the option is granted.
2.4    Nontransferability of Options.
Unless otherwise permitted by the Board of Directors, no option granted under the Plan may be Transferred by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. If any optionee should attempt to Transfer the optionee’s options, other than in accordance with the applicable terms of the Plan or the applicable option agreement, such attempted Transfer shall be void.
2.5    Effect of Termination of Business Relationship, Death or Disability on Non-Statutory Options.
(a)    Termination of Business Relationship; Death or Disability. Subject to the provisions of the Plan, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee’s Business Relationship with the Corporation) at any time within three months (unless otherwise specified in the applicable option agreement) following the termination of the optionee’s Business Relationship with the Corporation or within one year (unless otherwise specified in the applicable option agreement) if such termination was due to the death or disability of the optionee, but in no event later than the expiration date of the option. If the termination was due to the death of the optionee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution.
(b)    Termination for Cause or Upon Breach. If the termination of the optionee’s Business Relationship is for cause or is otherwise attributable to a breach by the optionee of an agreement between the Corporation and the optionee, including, without limitation, an employment, confidentiality, noncompetition, non-disclosure or other material agreement (a “Corporation Agreement”), all outstanding options shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of a Corporation Agreement, whether an optionee has been terminated for cause or has breached such an agreement and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee. In addition to the foregoing, all outstanding options shall expire immediately, if, at any time following termination of the Business Relationship, the optionee breaches any Corporation Agreement that survives termination of the Business Relationship.

2.6    Suspension of Option.
The Corporation may suspend for a reasonable period or periods the time during which any option granted pursuant to the Plan may be exercised if, in the opinion of the Corporation, such suspension is required to enable the Corporation to remain in compliance with Applicable Requirements relating to the issuance of shares of Common Stock.
2.7    Cancellation and New Grant of Options Etc.
The Board of Directors shall have the authority to, at any time and from time to time, with the consent of the affected optionees: (a) cancel any or all outstanding options under the Plan and the grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock and having the same or different exercise price; or (b) amend the terms of any and all outstanding options under the Plan to provide for a different exercise pnce.
2.8    Rights as a Stockholder.
An optionee shall have no rights as a stockholder with respect to any Option Shares (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date such shares are issued to the optionee in certificated or uncertificated form. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such option is so exercised.
2.9    Incentive Stock Options.
Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:
(a)    Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.
(b)    10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:
(i)    the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and
(ii)    the option exercise period shall not exceed five years from the date of grant.

(c)    Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) that are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).
(d)    Termination of Employment Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation or any of its affiliates, except that:
(i)    an Incentive Stock Option may be exercised (to the extent such option was exercisable at the time of termination of the optionee’s Business Relationship with the Corporation) within the period of three months after the date the optionee ceases to be an employee of the Corporation or any of its affiliates (or within such lesser period as may be specified in the applicable option agreement), provided, that the option agreement may designate a longer exercise period and that the exercise after such three month period shall be treated as the exercise of a Non-Statutory Option under the Plan and, provided, further, that if the termination of the optionee’s Business Relationship is for cause or is otherwise attributable to a breach by the optionee of a Corporation Agreement, all outstanding options shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of a Corporation Agreement, whether an optionee has been terminated for cause or has breached such an agreement and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee. In addition to the foregoing, all outstanding options shall expire immediately, if, at any time following termination of the Business Relationship, the optionee breaches any Corporation Agreement that survives termination of the Business Relationship. If the optionee dies while in the employ of the Corporation or any of its affiliates or if the optionee dies within three months after the optionee ceases to be an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and
(ii)    if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation or any of its affiliates, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Treasury Regulation 1.421-7(h) (or any successor regulation). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.
III.    SHAREAWARDS
3.1    General.
The Board of Directors may from time to time in its discretion award shares of Common Stock to individuals or entities in a Business Relationship with the Corporation (a “Recipient”) and may determine the number of shares of Common Stock awarded and the terms and conditions thereof including the amount of payment, if any, to be made by a Recipient for such shares.
3.2    Restricted Period; Lapse of Restrictions.
3.3    At the time an award of shares of Common Stock is made that is subject to vesting (“Restricted Shares”), the Board of Directors shall establish a period of time during which such award shall vest (the “Restricted Period”). Each award of Restricted Shares may have a different Restricted Period. In lieu of establishing a Restricted Period (or in addition to establishing a Restricted Period), the Board of Directors may establish restrictions based on the achievement of specified performance measures. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the Recipient, or termination by the Corporation of the Recipient’s Business Relationship other than for cause or the occurrence of a Change of Control. The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.
3.3    Rights of Holder; Limitations Thereon.
Upon an award of shares of Common Stock, a stock certificate representing the number of shares of Common Stock awarded shall be registered in the Recipient’s name and, at the discretion of the Board of Directors, shall be either delivered to the Recipient or held in custody by the Corporation or an escrow agent for the Recipient’s account; provided, however, that the Board of Directors may, to the extent permitted by the By-laws of the Corporation, issue such shares in uncertificated form. The Recipient shall generally have the rights and privileges of a stockholder as to such shares, including the right to vote such shares (unless otherwise specified in the applicable restricted share agreement), except that the following restrictions shall apply: (a) with respect to each Restricted Share, except as set forth below, such share may not be Transferred until the expiration of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors relating to such Restricted Share; and (b) all of the

Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the Recipient (other than the right to receive the price paid, if any, by the Recipient for the Restricted Shares) to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the Recipient has maintained a Business Relationship with the Corporation until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares. Notwithstanding the foregoing, a Recipient may Transfer any or all of the Recipient’s Restricted Shares for bona fide estate planning purposes, either during the Recipient’s lifetime or on death of the Recipient by will or intestacy to the Recipient’s family members, or any other person approved by the Board of Directors, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, the Recipient or any such family members; provided that the Recipient (or the Recipient’s representative in the case of death) shall deliver prior written notice to the Corporation of such Transfer and such Restricted Shares shall at all times remain subject to the terms and restrictions set forth in the Plan and such transferee shall, as a condition to such Transfer, agree to be bound by all the terms and conditions of the Plan (but only with respect to such Restricted Shares) and, provided further, that such Transfer is made pursuant to a transaction in which there is no consideration actually paid for such Transfer. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the Recipient. Unless otherwise specified in the applicable restricted share agreement, at the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the Recipient’s account and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors. The Recipient shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 6.2 hereof.
3.4    Delivery of Umestricted Shares.
Upon the expiration or termination of the Restricted Period (or, in the case of a grant of shares of Common Stock that are umestricted, upon grant) and the satisfaction of any other conditions prescribed by the Board of Directors, the number of shares of Common Stock granted shall be delivered, in certificated or uncertificated form, free of all such restrictions, except any that may be imposed by the Plan or by law including, without limitation, securities laws, to the Recipient or the Recipient’s beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay, in lieu thereof, the Fair Market Value (determined as of the date the conditions for delivery are satisfied) of such fractional share to the Recipient or the Recipient’s beneficiary or estate, as the case may be.
IV.    FAIR MARKET VALUE
If the shares of Common Stock are not publicly traded, “Fair Market Value” of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors by the reasonable application of a reasonable valuation method, including, but not limited to, any applicable safe harbor valuation method described in Treasury Regulation §1.409A-l(b)(5)(iv)(B). If the shares of Common Stock are publicly traded, the “Fair Market Value” of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day or, if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded if no shares were traded on such immediately preceding day. The Corporation intends for the Plan to be administered in accordance with Section 409A (“Section 409A”) of the Code. To the extent that any provision of the Plan is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that the Plan complies with Section 409A. The Corporation makes no representation or warranty and shall have no liability to any optionee, Recipient or any other person if any payment under any provision of the Plan or any grant are determined to constitute deferred compensation under Section 409A that are subject to tax under Section 409A.
V.    CORPORATION’S RIGHT OF FIRST REFUSAL AND TO REPURCHASE; FORFEITURE
5.1    Corporation’s Right of First Refusal.
(a)    Required Notice.  If a holder of Common Stock granted, purchased or awarded under the Plan proposes to Transfer any such shares of Common Stock, the holder shall promptly give written notice (the “Notice”) to the Corporation at least 45 days prior to the contemplated closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Common Stock to be Transferred, the nature of such Transfer, the consideration to be paid and the name and address of each prospective purchaser or transferee.  In the event that the Transfer is being made pursuant to the provisions of Section 5.1(d). the Notice shall state under which clause of such Section the holder proposes to make such Transfer.
(b)    Exercise Period. For a period of fifteen days following receipt of any Notice described in Section 5.1(a), the Corporation shall have the right to purchase all or a portion of the Common Stock subject to such Notice on the same terms and conditions as set forth therein (the “Right of First Refusal”). The Right of First Refusal shall be exercised by written notice signed by an officer of the Corporation and delivered to the holder within such fifteen day period. The Corporation shall effect the purchase of the Common Stock, including payment of the purchase price, by the later of (i) the date specified in the Notice as the intended date of the Transfer or (ii) 45 days after receipt of the Notice, and at such time the holder shall endorse and deliver to the Corporation the stock certificates representing the shares of Common Stock being purchased by the Corporation, if any, each certificate to be properly endorsed for transfer and accompanied by duly executed stock powers. The Common Stock so purchased shall thereupon be cancelled and cease to be issued and outstanding. The Right of First Refusal shall terminate with respect to any Transfer for which it has not been timely exercised pursuant to this Section 5.1(b).
(c)    Attachment of Right; Termination. The Right of First Refusal shall attach to the shares of Common Stock granted, purchased or awarded under the Plan and all Transfers of such Common Stock shall be subject to the Right of First Refusal. The holder of Common Stock subject to the Right of First Refusal shall cease to have any rights with respect to such Common Stock immediately upon receipt of the purchase price pursuant to the exercise by the Corporation of its Right of First Refusal. The Right of First Refusal shall terminate upon the consummation of a firm commitment underwritten public offering of the Common Stock registered under the Securities Act of 1933, as amended (the “Securities Act”).
(d)    Exceptions. Notwithstanding the foregoing, the provisions of this Section 5.1 shall not apply to (i) the sale of any Common Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or (ii) to any Transfer (A) that is made for bona fide estate planning purposes, either during the lifetime of a holder or on death by will or intestacy to his or her spouse, child (natural or adopted) or any other direct lineal descendant of such holder (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other person approved by the Board of Directors, or any custodian or trustee of any trust, corporation, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such holder or any such family members; provided that the holder (or such holder’s representative in the case of death) shall deliver prior written notice to the Corporation of such Transfer and such shares of Common Stock shall at all times remain subject to the terms and restrictions set forth in the Plan and such transferee shall, as a condition to such issuance, agree to be bound by all the terms and conditions of the Plan (but only with respect to such shares of Common Stock) and, provided further, that such Transfer is made pursuant to a transaction in which there is no consideration actually paid for such Transfer, (B) to the Corporation or (C) by merger or share exchange or an exchange of existing shares for other shares of the same or a different class or series in the Corporation.
5.2    Forfeiture of Shares of Common Stock.
(a)    Forfeiture. Unless otherwise expressly specified in the applicable option agreement or the applicable restricted share agreement, all unrestricted shares of Common Stock granted, purchased or awarded under the Plan shall be subject to forfeiture at the option of the Corporation in the event the holder’s Business Relationship with the Corporation is terminated for cause or due to a breach by the holder of any Corporation Agreement. The Corporation shall have 60 days after the date of such termination to exercise such option with respect to any or all of such shares of Common Stock. All Restricted Shares granted, purchased or awarded under the Plan shall be forfeited in the event the Recipient’s Business Relationship with the Corporation is terminated by the Corporation or the Recipient fails to satisfy any other conditions prescribed by the Board of Directors. The holder of shares of Common Stock subject to forfeiture shall cease to have any rights with respect to such shares of Common Stock immediately upon their forfeiture in accordance with this paragraph.
(b)    Exercise; Transfer of Share Certificates. If the Business Relationship of an optionee or Recipient with the Corporation is terminated for cause or breach by the optionee or Recipient of a Corporation Agreement, the Corporation or its assignee shall have 60 days after the date of such termination to effect the forfeiture with respect to any or all of such optionee’s or Recipient’s shares of Common Stock by delivering notice to such optionee or Recipient. If the Corporation or its assignee effects a forfeiture, the optionee or Recipient shall endorse and deliver to the Corporation or its assignee, as the case may be, the share certificates, if any, representing the shares of Common Stock being forfeited, each certificate to be properly endorsed for transfer and accompanied by duly executed stock powers, and the Corporation or its assignee, as the case may be, shall upon such delivery refund the optionee or Recipient the purchase price, if any, such optionee or Recipient originally paid for such shares of Common Stock. Thereupon, the Corporation shall cancel on its books the certificate(s), if any, representing such shares of Common Stock. The Corporation’s right to so effect a forfeiture shall terminate with respect to any shares of Common Stock for which it has not been timely exercised pursuant to this Section 5.2(b).
(c)    Cessation of Rights. The holder of shares of Common Stock subject to forfeiture shall cease to have any rights with respect to such shares of Common Stock immediately upon their forfeiture in accordance with this Section 5.2.
5.3    Corporation’s Right to Repurchase.
(a)    Repurchase Right. All unrestricted shares of Common Stock granted, purchased or awarded under the Plan shall be subject to a right (but not an obligation) ofrepurchase by the Corporation or its assignee in the event the Recipient’s or optionee’s Business Relationship with the Corporation is terminated for any reason other than cause or breach by the holder of a Corporation Agreement (the “Repurchase Right”).
(b)    Exercise Period. If the Business Relationship of an optionee or Recipient with the Corporation is terminated for any reason other than cause or breach by the optionee or Recipient of a Corporation Agreement, the Corporation or its assignee shall have 60 days after the date of such termination to exercise its Repurchase Right with respect to any or all of such optionee’s or Recipient’s shares of Common Stock at Fair Market Value. If the Corporation or its assignee exercises its Repurchase Right, the optionee or Recipient shall endorse and deliver to the Corporation or its assignee, as the case may be, the share certificates, if any, representing the shares of Common Stock being repurchased, each certificate to be properly endorsed for transfer and accompanied by duly executed stock powers, and the Corporation or its assignee, as the case may be, shall upon such delivery pay the optionee or Recipient the Fair Market Value purchase price. Thereupon, the Corporation shall cancel on its books the certificate(s), if any, representing such shares of Common Stock. The Repurchase Right shall terminate with respect to any shares of Common Stock for which it has not been timely exercised pursuant to this Section 5.3(b).

(c)    Attachment of Right; Termination. The Repurchase Right shall attach to the shares of Common Stock granted, purchased or awarded under the Plan and all Transfers of such shares of Common Stock shall be subject to the Repurchase Right. The holder of shares of Common Stock subject to the Repurchase Right shall cease to have any rights with respect to such shares of Common Stock immediately upon receipt of the Fair Market Value purchase price pursuant to the exercise by the Corporation or its assignee of its Repurchase Right. The Repurchase Right referred to in this Section 5.3 shall terminate upon the consummation of a firm commitment underwritten public offering of the shares of Common Stock of the Corporation registered under the Securities Act of 1933, as amended (the “Securities Act”).
VI.    MISCELLANEOUS
6.1    General Restrictions.
(a)    Investment Representations.  The Corporation may require a Recipient or an optionee, as a condition of receiving shares of Common Stock or exercising an option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Common Stock awarded or subject to the option for its, his or her own account for investment and not with any present intention of selling or otherwise distributing the same and to such other effects as the Corporation deems necessary or appropriate in order to comply with applicable federal and state securities laws or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.
(b)    Transfers.  A holder of shares of Common Stock shall not make any Transfer, or enter into, consent to or vote in favor of any transaction that would result in any Transfer unless all the provisions of the Plan that are applicable to such Transfer have been complied with.
(c)    Failure to meet Obligation to Sell.  If a holder of Common Stock becomes obligated to sell any shares to the Corporation under the Plan and fails to deliver such shares in accordance with the terms of the Plan, the Corporation may, at its option, in addition to all other remedies it may have, send to the holder the applicable purchase price for such shares as is herein specified. Thereupon, the Corporation, upon written notice to the holder, (i) shall cancel on its books the certificate(s), if any, representing the shares to be purchased and (ii) shall issue, in lieu thereof, in the name of the Corporation or its assignee such shares, in certificated or uncertificated form, and thereupon all of the holder’s rights in and to such shares shall terminate.
(d)    Compliance with Securities Law.  If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock subject to an option or grant upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of shares of Common Stock or exercise of an option or the issue or purchase of shares under an option, such shares of Common Stock shall not be granted and such option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation. The Corporation shall be under no obligation to effect or obtain any such listing, registration, qualification, consent or approval if the

Corporation shall determine, in its discretion, that such action would not be in the best interest of the Corporation. The Corporation shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock subject to a grant or option upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body with respect to the granting of shares of Common Stock or exercise of an option or the issue or purchase of shares under an option.
6.2    Adjustment Provisions for Recapitalization Reorganizations and Related Transactions.
(a)    Recapitalization and Related Transactions.  If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, liquidation, exchange of shares, spin-off, combination, consolidation or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the Plan and (z) the exercise price for each Option Share, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 6.2 if such adjustment (A) would cause an option grant or the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3, (B) would be considered as the adoption of a new plan requiring stockholder approval or (C) would cause the exercise price of any option to be less than the Fair Market Value of a share of Common Stock on the date of the grant of such option or otherwise violate Section 409A of the Code.
(b)    Reorganization, Merger and Related Transactions.  Subject to Section 6.3, if the Corporation shall not be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other entities, any then outstanding options or Restricted Shares shall pertain to and apply to the securities, cash and any other assets to which a holder of the number of shares of Common Stock subject to such options or Restricted Shares would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the Option Shares immediately prior to such reorganization, merger or consolidation.
(c)    Board Authority to Make Adjustments.  Any adjustments made under this Section 6.2 shall be made by the Board of Directors, whose determination as to what adjustments, if any, shall be made and the extent thereof shall be final, binding and conclusive. No fractional shares shall be issued under the Plan on account of any such adjustments.

6.3    Change of Control· Acceleration.
(a)    Definition. “Change of Control” shall mean (i) the closing of a direct or indirect sale, transfer, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation, except to the extent that such sale, transfer, lease, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation, (ii) the consummation of a consolidation or merger of the Corporation with or into another entity if, as a result of such consolidation or merger, the Corporation’s stockholders do not hold in excess of 50% of the combined voting power of the surviving entity or, if the surviving entity is a wholly owned subsidiary of another entity immediately following such consolidation or merger, the direct or indirect parent entity of such surviving entity (a “Stock Sale”) or (iii) a dissolution or liquidation of the Corporation.
(b)    Acceleration of Options; Notice. Upon the occurrence of a Change of Control, the Board of Directors may, in its discretion and upon the satisfaction of any such conditions as the Board of Directors may require, provide that a portion or all options granted by the Corporation shall accelerate and that a portion or all of the then currently unvested options shall become vested and exercisable immediately prior to the consummation of the Change of Control. To the extent any option that has been accelerated as described in this Section 6.3(b) is not exercised immediately prior to consummation of a Change of Control, the unexercised portion of such option shall terminate in its entirety automatically upon such consummation unless otherwise determined by the Board of Directors. Unless the Board of Directors elects to pay optionees the consideration for their options contemplated by Section 6.3(c) or such options are to be assumed or substituted pursuant to Section 6.3(e), if such options will terminate upon such consummation, the Corporation shall, no later than five days prior to the date of such consummation, notify optionees who hold options that will be exercisable immediately prior to the consummation of the Change of Control that the unexercised portion of such options will terminate in their entirety automatically upon such consummation.
(c)    Consideration and Option Shares. Upon the occurrence of a Change of Control, after giving effect to the acceleration provisions of Section 6.3(b). the Board of Directors may, in its sole discretion, pay to the optionees for each vested Option Share for which such option is then exercisable (i) the consideration that would have been payable for such Option Share pursuant to the Change of Control had such Option Share been issued immediately prior to the Change of Control, less (ii) the exercise price for such Option Share; provided, however, that if such consideration does not consist entirely of cash, the Board of Directors may reduce the value of such exercise price from such consideration in any manner that the Board of Directors shall determine in good faith. The Board of Directors may, in its sole discretion, provide that the payment of such consideration for each Option Share subject to any unvested option being accelerated in accordance with Section 6.3(b) shall be deferred (each, a “Deferred Option Payment”) in a manner compliant with Section 409A of the Code and paid on a date after the consummation of the Change of Control as specified by the Board of Directors (the “Deferred Option Payment Date”), whether or not the optionee remains an employee of the Corporation on such date. The Board of Directors may, in its sole discretion and provided such payment is made in a manner compliant with Section 409A of the Code, authorize payment of any Deferred

Option Payment prior to the Deferred Option Payment Date to any optionee who elects to execute a general release in a form provided by the Corporation prior to the date determined by the Board of Directors in its sole discretion, in which case the Deferred Option Payment shall be payable promptly after the expiration of any period during which such general release may be revoked.
(d)    Acceleration of Restricted Shares. Upon the occurrence of a Change of Control, the Board of Directors may, in its discretion and upon the satisfaction of any such conditions as the Board of Directors may provide, provide that the restrictions on a portion or all of the then currently Restricted Shares shall lapse and shall become umestricted shares immediately prior to the consummation of the Change of Control.
(e)    Assumption or Substitution of Awards. In the event of a Change of Control, any portion of an option that is not accelerated as to vesting or any portion of a Restricted Share award as to which restrictions have not lapsed shall be assumed or an equivalent option or right shall be substituted by the successor entity or a parent or an affiliate of such successor entity (such entity, the “Successor Corporation”), unless the Successor Corporation does not agree to such assumption or substitution. Any such assumption or substitution of an option shall not result in any increase in the aggregate spread between the Fair Market Value of the Common Stock underlying such option and the exercise price applicable to such option, in accordance with the requirements of Treasury Regulation Section 1.409A-l(b)(5)(D). Any option (or portion thereof) described in this Section 6.3(e) that is neither exercised by the optionee nor assumed by a Successor Corporation shall terminate automatically upon the consummation of the Change of Control. Any Restricted Share award described in this Section 6.3(e) that is not assumed by the Successor Corporation shall be repurchased by the Corporation at the price paid by the Recipient upon the consummation of the Change of Control.
(f)    Consideration Including Securities. If the consideration to be paid in exchange for the securities of the Corporation pursuant to a Change of Control includes any securities and due receipt thereof by any Recipient or optionee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (y) the provision to any Recipient or optionee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Corporation may cause to be paid to any such Recipient or optionee in lieu thereof, against surrender of such securities which would have otherwise been sold by such Recipient or optionee, an amount in cash equal to the fair value (as determined in good faith by the Board of Directors) of the securities which such Recipient or optionee would otherwise receive as of the date of their issuance in exchange for the securities held by such Recipient or optionee.
6.4    “Market Stand-Off’ Agreement.
No Recipient or optionee shall, without the prior written consent of the managing underwriter(s), during the period commencing on the date of the final prospectus relating to the registration by the Corporation of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, or any successor form thereto, and ending on the date specified by the Corporation and the managing underwriter(s) (such period not to exceed 180 days or such other period as may be requested by the Corporation or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in Financial Industry Regulatory Authority (FINRA) rules or the rules of any exchange on which the Common Stock is then trading, or any successor provisions or amendments thereto), (a) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Corporation or any securities convertible into or exercisable or exchangeable (directly or indirectly) for such capital stock (whether such shares or any such securities are then owned or are thereafter acquired) or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of capital stock of the Corporation or other securities, in cash or otherwise. The foregoing provisions of this Section 6.4 shall not apply to the sale of equity securities to an underwriter pursuant to an underwriting agreement, or the transfer of any equity securities that is made for bona fide estate planning purposes, either during the lifetime of a holder or on death by will or intestacy to his or her family members, or any other person approved by the Board of Directors, or any custodian or trustee of any trust, corporation, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such holder or any such family members; provided that the holder (or such holder’s representative in the case of death) shall deliver prior written notice to the Corporation of such transfer and such equity securities shall at all times remain subject to the terms and restrictions set forth in the Plan and such transferee shall, as a condition to such transfer, agree to be bound by all the terms and conditions of the Plan (but only with respect to such equity securities) and, provided further, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 6.4 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Recipient and optionee further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 6.4 or that are necessary to give further effect thereto. The Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such market stand-off period. Any attempted Transfer of such securities contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon such securities, shall be null and void and without effect.
6.5    Drag Along.
(a)    Right to Force Sale. In the event that (x) the holders of at least a majority of the shares of Common Stock then issued or issuable upon conversion or exercise of any of the

Corporation’s other securities (the “Selling Investors”) and (y) the Board of Directors approve a Change of Control in writing, then each Recipient and optionee shall:
(i)    if such transaction requires stockholder approval, with respect to all securities of the Corporation the holders of which are entitled to vote on such transaction that such Recipient or optionee owns or over which such Recipient or optionee otherwise exercises voting power, vote (in person, by proxy or by action by written consent, as applicable) all such securities in favor of, and adopt, such Change of Control (together with any related amendment to the Corporation’s Certificate of Incorporation required in order to implement such Change of Control) and vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Corporation to consummate such Change of Control;
(ii)    if such transaction is a Stock Sale, sell the same proportion of shares of capital stock of the Corporation beneficially held by such Recipient or optionee as is being sold by the Selling Investors to the person to whom the Selling Investors propose to sell their securities on the same terms and conditions as the Selling Investors;
(iii)    execute and deliver all related documentation and take such other action in support of the Change of Control as shall reasonably be requested by the Corporation or the Selling Investors in order to carry out the terms and provision of this Section 6.5, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents;
(iv)    not deposit, and cause the affiliates of such Recipient or optionee not to deposit, except as provided by the Plan, any securities of the Corporation owned by such affiliate or such Recipient or optionee in a voting trust or subject any such securities to any arrangement or agreement with respect to the voting of such securities, unless specifically requested to do so by the acquiror in connection with the Change of Control; and
(v)    refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Change of Control.
(b)    Irrevocable Proxy. Solely in connection with the effectuation of the transactions contemplated by this Section 6.5, each Recipient and optionee hereby expressly and irrevocably appoints the Corporation’s chief executive officer as proxy and attorney-in-fact of such Recipient or optionee to vote the Common Stock or other securities of the Corporation with voting or approval rights held by such Recipient or optionee and take any and all such other action with respect to such Common Stock and all other securities of the Corporation as the Selling Investors may direct. This proxy is coupled with an interest.

6.6    No Requirement to Continue Business Relationship.
Nothing contained in the Plan or in any share or option agreement shall confer upon any Recipient or optionee any right with respect to the continuation of the Business Relationship of the Recipient or optionee with the Corporation or interfere in any way with the right of the Corporation at any time to terminate or alter the scope of such Business Relationship.
6.7    Other Employee Benefits.
Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of shares of Common Stock or lapse of restrictions thereon, the exercise of an option or the sale of any Option Shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.
6.8    Amendment of the Plan.
The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval. No modification or amendment of the Plan shall, without the consent of the optionee or Recipient, as the case may be, adversely affect the rights of an optionee or Recipient under an option or grant of shares of Common Stock previously made.
6.9    Withholding.
(a)    General.  The Corporation or any of its affiliates, as applicable, shall have the right to deduct from payments of any kind otherwise due to the optionee or Recipient any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its discretion, the optionee or Recipient may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the grant of unrestricted shares or exercise of an option or lapse of restrictions on Restricted Shares or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or Recipient. The shares so delivered or withheld shall have a Fair Market Value no less than such withholding obligation as of the date that the amount of tax to be withheld is determined. An optionee or Recipient who has made an election pursuant to this Section 6.9(a) may satisfy such withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(b)    Incentive Stock Options.  The acceptance of Option Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee: (i) to notify the

Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option; and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation’s federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is employed by the Corporation or any of its affiliates at the time of such disposition.
(c)    Reporting Persons. Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 1.3(b), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.
6.10    Effective Date and Duration of the Plan.
(a)    Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve months after the date the Board of Directors adopts the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall, unless otherwise provided by the Board of Directors, become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 6.8) shall become effective when adopted by the Board of Directors and approved by the Corporation’s stockholders.
(b)    Termination. Unless sooner terminated in accordance with the Plan, the Plan shall terminate upon the earlier of (i) any date determined by the Board of Directors at any time, (ii) the date on which all shares available for issuance under the Plan shall have been issued and are free of all restrictions hereunder or (iii) the dissolution or liquidation of the Corporation. If the date of termination is determined under (i) above, then options or shares of Common Stock awarded hereunder outstanding on such date shall continue to have force and effect in accordance with the provisions of the option and share agreements.
6.11    Waiver of Jury Trial.
By accepting an option or an award of shares of Common Stock under the Plan, each recipient of options or shares of Common Stock under the Plan waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and option or share agreement, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an option or an award of shares of Common Stock under the Plan, each recipient of options or shares of Common Stock under the Plan certifies that no officer, representative or attorney of the Corporation has represented, expressly or otherwise, that the Corporation would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.
6.12    Limitation of Liability.
Notwithstanding anything to the contrary in the Plan, neither the Corporation, nor any of its affiliates, nor the Board of Directors, nor any person acting on behalf of the Corporation, any of its affiliates or the Board of Directors, shall be liable to any recipient of options or shares of Common Stock under the Plan or to the estate or beneficiary of any recipient of options or shares of Common Stock under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an option or an award of shares of Common Stock to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to an option or award; provided, that nothing in this Section 6.12 shall limit the ability of the Board of Directors or the Corporation, in its discretion, to provide by separate express written agreement with a recipient of options or shares of Common Stock under the Plan for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.
6.13    Governing Law.
The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of law principles.
6.14    Pronouns.
As used in the Plan, all pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.
6.15    Legends.
(a)    Securities Laws. Any certificates representing shares of Common Stock, and until such time as shares of Common Stock are sold in an offering which is registered under the Securities Act and any applicable state securities law or unless an exemption from such registration is available and the Corporation shall have received, at the expense of the holder thereof, evidence of such exemption reasonably satisfactory to the Corporation (which may include, among other things, an opinion of counsel satisfactory in form and content to the Corporation that such registration is not required in connection with a resale (or subsequent resale) of the shares of Common Stock), all certificates issued in Transfer thereof or substitution therefor, shall, where applicable, have endorsed thereon the following (or substantially equivalent) legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE ON AN EXEMPTION FROM REGISTRATION PROVIDED FROM REGULATIONS UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY

THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT (A) PURSUANT TO AND IN CONFORMITY WITH (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) ANY THEN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND (B) PURSUANT TO AND IN CONFORMITY WITH ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. OTHER THAN PURSUANT TO AND IN CONFORMITY WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, NO SUCH OFFER OR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS, IF REQUESTED BY IT, VERADERMICS, INCORPORATED HAS RECEIVED A WRITTEN LEGAL OPINION OF COUNSEL (SUCH COUNSEL AND OPINION REASONABLY ACCEPTABLE TO IT) TO THE EFFECT THAT SUCH OFFER OR SALE DOES NOT VIOLATE THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.”
(b)    Restrictions. Until the Right of First Refusal and the Repurchase Right have terminated in accordance with the Plan, any certificates representing the shares of Common Stock shall have endorsed thereon the following (or substantially equivalent) legend:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN THE 2021 STOCK PLAN OF VERADERMICS, INCORPORATED, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT ITS OFFICES OR SHALL BE MADE AVAILABLE BY IT UPON REQUEST.”
6.16    Definitions.
As used in the Plan, the following terms shall have the respective meanings set forth below or in the Section of the Plan set forth below:
(a)    “Applicable Requirements” shall mean the requirements for equity compensation plans or any equity compensation plan award under (i) any applicable corporate, employee benefits, employment, securities or tax law, statute, ordinance, regulation, rule or administrative or judicial decision and (ii) the rules of an applicable securities market.
(b)    “Business Relationship” shall mean serving the Corporation or any of its affiliates in the capacity of an employee, officer, director, advisor or consultant.
(c)    “Change of Control” shall have the meaning set forth in Section 6.3(a) of the Plan.
(d)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)    “Common Stock” shall mean shares of the common stock of the Corporation, par value $0.00001 per share.
(f)    “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
(g)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(h)    “Fair Market Value” shall have the meaning set forth in Section 4 of the Plan.
(i)    “Incentive Stock Options” shall mean options meeting the requirements of Section 422 of the Code.
(j)    “Non-Employee Director” shall mean a director of the Corporation who qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3.
(k)    “Non-Statutory Options” shall mean options which are not intended to meet the requirements of Section 422 of the Code.
(l)    “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act or any successor rule.
(m)    “Transfer” shall mean any sale, pledge, assignment, encumbrance, gift or other disposition or transfer by any person or entity of outstanding shares of Common Stock or any legal or beneficial interest therein, including any tender or transfer in connection with any merger, recapitalization, reclassification or tender or exchange offer (for all or part of the outstanding shares of capital stock of the Corporation), whether or not the person or entity making such transfer votes for or against any transaction involving any such Transfer.

Adopted by the Board of Directors of the Corporation on September 22, 2021.
Adopted by the stockholders of the Corporation on September 22, 2021.

VERADERMICS, INCORPORATED
AMENDMENT NO. 1 TO 2021 STOCK PLAN
Pursuant to Section 6.8 of the 2021 Stock Plan (as amended, the "Plan") of VeraDermics, Incorporated (the "Company"), the following amendment to the Plan has been approved by the Company's Board of Directors and stockholders and hereby is adopted by the Company:
The references to "2,656,395 Shares" in Section 1.4 of the Plan is hereby deleted and inserted in its place is a reference to "4,615,032 Shares".
Except as herein expressly amended, the Plan is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
This Amendment may be executed and delivered via facsimile or other electronic transmission.
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by a duly authorized officer this 25th day of April, 2023.

VERADERMICS, INCORPORATED

By:	/s/ Timothy Durso
Name:	Timothy Durso
Title:	President
[Signature Page to Amendment to Stock Plan I VeraDermics, Incorporated]

VERADERMICS, INCORPORATED
AMENDMENT NO. 2 TO 2021 STOCK PLAN
Pursuant to Section 6.8 of the 2021 Stock Plan (as amended, the “Plan”) of VeraDermics, Incorporated (the “Company”), the following amendment to the Plan has been approved by the Company’s Board of Directors and stockholders and hereby is adopted by the Company:
The references to “4,615,032 Shares” in Section 1.4 of the Plan is hereby deleted and inserted in its place is a reference to “7,770,032 Shares”.
Except as herein expressly amended, the Plan is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
This Amendment may be executed and delivered via facsimile or other electronic transmission.
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by a duly authorized officer this 22nd day of November, 2024.

VERADERMICS, INCORPORATED

By:	/s/ Reid Waldman
Name:	Reid Waldman
Title:	Chief Executive Officer
[Signature Page to Amendment to Stock Plan | VeraDermics, Incorporated]

VERADERMICS, INCORPORATED
AMENDMENT NO. 3 TO 2021 STOCK PLAN
Pursuant to Section 6.8 of the 2021 Stock Plan (as amended, the “Plan”) of Veradermics, Incorporated (the “Company”), the following amendment to the Plan has been approved by the Company’s Board of Directors and stockholders and hereby is adopted by the Company:
The references to “7,770,032 Shares” in Section 1.4 of the Plan is hereby deleted and inserted in its place is a reference to “17,684,983”.
Except as herein expressly amended, the Plan is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
This Amendment may be executed and delivered via facsimile or other electronic transmission.
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by a duly authorized officer this 14th day of October, 2025.

VERADERMICS, INCORPORATED

By:	/s/ Reid Waldman
Name: Reid Waldman
Title:	Chief Executive Officer
[Signature Page to Amendment to Stock Plan I VeraDermics, Incorporated]

VERADERMICS, INCORPORATED
AMENDMENT NO. 4 TO 2021 STOCK PLAN
Pursuant to Section 6.8 of the Veradermics, Incorporated 2021 Stock Plan (as amended, the “Plan”), the following amendment to the Plan has been approved by the Board of Directors of Veradermics, Incorporated (the “Company”) and the Company’s stockholders and hereby is adopted by the Company:
Each reference to “17,684,983 shares” in Section 1.4 of the Plan is hereby deleted and inserted in its place is a reference to “36,842,286 shares”.
Except as expressly modified herein, the Plan is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
This Amendment may be executed and delivered via facsimile or other electronic transmission.
IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be signed by a duly authorized officer this 12th day of November, 2025.

VERADERMICS, INCORPORATED

By:	/s/ Reid Waldman
Name: Reid Waldman
Title:	Chief Executive Officer

VERADERMICS, INCORPORATED
AMENDMENT NO. 5 TO 2021 STOCK PLAN
Pursuant to Section 6.8 of the Veradermics, Incorporated 2021 Stock Plan (as amended, the “Plan”), the following amendment to the Plan has been approved by the Board of Directors of Veradermics, Incorporated (the “Company”) and the Company’s stockholders and hereby is adopted by the Company:
Each reference to “36,842,286 shares” in Section 1.4 of the Plan is hereby deleted and inserted in its place is a reference to “44,406,983 shares”.
Except as expressly modified herein, the Plan is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
This Amendment may be executed and delivered via facsimile or other electronic transmission.
IN WITNESS WHEREOF, the Company has caused this Amendment No. 5 to be signed by a duly authorized officer this 22nd day of December, 2025.

VERADERMICS, INCORPORATED

By:	/s/ Reid Waldman
Name: Reid Waldman
Title:	Chief Executive Officer